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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

Current Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934

        Date of Report (Date of earliest event reported): March 23, 2000

                        Commission File Number: 000-25269

                                VerticalNet, Inc.
             (Exact name of registrant as specified in its charter.)


          Pennsylvania                                      23-2815834
   --------------------------------------------------------------------------
   (State or other jurisdiction of                       (I.R.S. Employer
    incorporation or organization)                       Identification No.)


                                700 Dresher Road
                                Horsham, PA 19044
              -----------------------------------------------------
                    (Address of principal executive offices,
                               including zip code)

       Registrant's telephone number, including area code: (215) 328-6100

                                 Not Applicable
                   ------------------------------------------
                             (Former name or former
                     address, if changed since last report.)











ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On March 23, 2000 (the "Closing Date"), VerticalNet, Inc. (the "Registrant") a Pennsylvania corporation, and Tradeum, Inc. ("Tradeum"), a Delaware corporation, consummated a merger (the "Merger") whereby VERT Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Registrant was merged with and into Tradeum pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of March 8, 2000, as amended. Tradeum has survived the Merger as a wholly-owned subsidiary of the Registrant. The terms of the Merger Agreement were negotiated on an arms-length basis. Tradeum, which is a development-stage company, is located in San Francisco, California, and is engaged principally in the development of information technology designed to enable the building and hosting of business to business exchanges, auctions, and sourcing activities.

Pursuant to the Merger Agreement, Registrant agreed to issue 2,573,852 shares (after giving effect to the Registrant's 2-for-1 stock split effected on or about March 31, 2000) of common stock of Registrant ("Registrant Common Stock"). In addition, Registrant has reserved 1,426,148 shares (after giving effect to the Registrant's 2-for-1 stock split effected on or about March 31, 2000) of Registrant Common Stock in order to convert each option to purchase Tradeum common stock outstanding at the time of the Merger under Tradeum's stock option plans into an option to purchase the appropriate number of shares of Registrant Common Stock based upon the conversion ratio set forth in the Merger Agreement, and the associated exercise price was adjusted accordingly.

The Registrant issued a press release announcing the completion of the Merger, which release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


       (a) Financial Statements of Business Acquired:
               To be filed on Form 8-K/A as soon as practicable, but not later than 75 days from the Closing Date.

       (b) Pro Forma Financial Information:
               To be filed on Form 8-K/A as soon as practicable, but not later than 75 days from the Closing Date.


       Exhibits

               2.1 Agreement and Plan of Merger, dated as of March 8, 2000, by and among VerticalNet, Inc., VERT Acquisition Corp., Tradeum, Inc. and Zvi Schreiber


               99.1 Press Release



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              VERTICALNET, INC.


Date:  April 6, 2000     By: /s/ Gene S. Godick
                         ----------------------
                         Gene S. Godick
                         Senior Vice President, Chief Financial Officer



                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.    DESCRIPTION OF DOCUMENT
-----------    -----------------------

2.1            Agreement and Plan of Merger, dated as of March 8, 2000, by and among VerticalNet, Inc., VERT Acquisition Corp., Tradeum, Inc. and Zvi Schreiber

99.1           Press Release